UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2025

Omega Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40657	81-3247585
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 First Street, Suite 501

Cambridge, Massachusetts 02141

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 949-4360

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	OMGA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2025, Ravi Mehrotra, Ph.D. and Robert L. Rosiello each submitted their resignation as a member of the Board of Directors (the “Board”) of Omega Therapeutics, Inc. (the “Company”), effective immediately.

On January 24, 2025, the Board appointed Jeffrey T. Varsalone as a Class I director of the Company, effective immediately. Mr. Varsalone or his affiliate will receive a monthly cash fee of $30,000 for his Board service pursuant to an agreement with the Company and payable in accordance with its terms. Mr. Varsalone will also be entitled to indemnification pursuant to an agreement with the Company. There is no arrangement or understanding between Mr. Varsalone and any other person pursuant to which he was selected as a director of the Company, and there is no family relationship between either of Mr. Varsalone and any of the Company’s other directors or executive officers. Mr. Varsalone has no material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K.

On January 24, 2025, in order to achieve an equal balance of membership among the classes of directors, the Board determined to move Richard Kender from Class III with a term expiring at the 2027 Annual Meeting of Stockholders to Class II with a term expiring at the 2026 Annual Meeting of Stockholders. Accordingly, on the same date, Mr., Kender, who was a Class III Director, resigned as a director and was immediately elected by the Board as a Class II Director. The resignation and re-election of Mr. Kender was effected solely to rebalance the Board’s classes and, for all other purposes, including committee service and compensation, Mr. Kender’s service on the Board is deemed to have continued uninterrupted. The Board now consists of two Class I Directors, two Class II Directors, and two Class III Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA THERAPEUTICS, INC.

Date: January 28, 2025	By:	/s/ Kaan Certel, Ph.D.
Kaan Certel, Ph.D.
President and Chief Executive Officer